UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 1, 2008
(Date of earliest event reported)
Energy West, Incorporated
(Exact name of registrant as specified in its charter)

Montana	0-14183	81-0141785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 First Avenue South, Great Falls, Montana	59401
(Address of principal executive offices)	(Zip Code)
(406) 791-7500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 1, 2008, Energy West, Incorporated (the “Company”) implemented a three for two stock split of its common stock. The stock split was effectuated by an amendment to the articles of incorporation of the Company, as amended. The amendment is attached to this current report on Form 8-K as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
3.1	Amendment to Articles of Incorporation dated January 28, 2008

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy West, Incorporated

By:	/s/ Thomas J. Smith

Name:	Thomas J. Smith
Title:	Vice President and Chief Financial Officer
Dated: February 1, 2008

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Articles of Incorporation dated January 28, 2008